Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Eversource Energy (the registrant) for the period ending December 31, 2020 as filed with the Securities and Exchange Commission (the Report), we, James J. Judge, Chairman of the Board, President and Chief Executive Officer of the registrant, and Philip J. Lembo, Executive Vice President and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/	James J. Judge
James J. Judge
Chairman of the Board, President and Chief Executive Officer

/s/	Philip J. Lembo
Philip J. Lembo
Executive Vice President and Chief Financial Officer

Date:  February 17, 2021